[Johnson Logo Omitted]

                                 JOHNSON FAMILY
                                      Funds

                         OCTOBER 31, 2001 ANNUAL REPORT

TABLE OF CONTENTS


Portfolio Commentaries ......................................................  1

Statements of Net Assets
     JohnsonFamily Intermediate Fixed Income Fund ...........................  9
     JohnsonFamily Large Cap Value Fund ..................................... 12
     JohnsonFamily Small Cap Value Fund ..................................... 14
     JohnsonFamily International Value Fund ................................. 16

Statements of Operations .................................................... 21

Statements of Changes in Net Assets ......................................... 22

Financial Highlights ........................................................ 24

Notes to the Financial Statements ........................................... 27

Report of Independent Public Accountants .................................... 32

Notice to Shareholders (Unaudited) .......................................... 33


-------------------------------------------------
               NOT FDIC-INSURED
-------------------------------------------------
       May lose value  No bank guarantee
-------------------------------------------------
Shares of JohnsonFamily Funds are distributed by an independent third party, SEI Investments
Distribution Co.

PORTFOLIO COMMENTARIES OCTOBER 31, 2001
INTERMEDIATE FIXED INCOME FUND

Intermediate Fixed Income Fund

Interest rates declined during the Fund's fiscal year as the economy weakened, inflation continued to be subdued and the Federal Reserve aggressively cut short-term rates throughout the year. These events and influences all had a positive effect on the bond market. For part of the year, higher oil prices put pressure on consumer spending, however, as oil prices came down from their highs, the inflation number declined.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
For the period ended October 31, 2001
 One Year   Since Inception*
----------------------------
 14.08%         6.35%

RETURN ON A $10,000 INVESTMENT (SINCE 3/31/98)

[Line Graph Omitted]
Plot points are as follows:

                  Johnson              Lehman              MorningStar
3/31/98           10,000               10,000              10,000
10/31/98          10,590               10,634              10,475
10/31/99          10,351               10,740              10,463
10/31/00          10,930               11,431              11,064
10/31/01          12,469               13,061              12,509

*Annualized
Past performance is not predictive of future results.
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 3/31/98 (commencement of operations). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
     The Lehman Brothers Intermediate Government/Credit Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations and corporate debtguaranteed by the U.S. government; all publicly issued, fixed rate, nonconvertible investment-grade dollar-denominated, SEC-registered corporate debt.
     The Morningstar(R)Intermediate-Term Bond Category is the average cumulative total performance assuming reinvestment of dividends and capital gains distributions of funds tracked by Morningstar(R), Inc. that invest their assets primarily in U.S. corporate and other investment-grade issues. The bonds have an average duration of greater than or equal to 3.5 years but less than or equal to six years, or an average effective maturity of more than four but less than ten years. The Index sectors are industrial, finance, utility and Yankee. Also included among Yankees is debt issued or guaranteed by foreign sovereign governments, municipalities or governmental or international agencies. It includes only those bonds with maturities of up to 10 years.
   Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.

                                             JOHNSONFAMILY FUNDS ANNUAL REPORT 1

PORTFOLIO COMMENTARIES OCTOBER 31, 2001
INTERMEDIATE FIXED INCOME FUND (CONCLUDED)

Throughout the fiscal year, the Fund held corporate securities with an average maturity slightly longer and on the higher side of the quality ratings than its benchmarks, because of their attractive yield levels relative to treasury issues. The total return of the JohnsonFamily Intermediate Fixed Income Fund for the year ended October 31, 2001 was 14.08%, slightly less than its benchmarks. The Lehman Intermediate Government/Credit Bond Index had a return of 14.26%, while the Morningstar Intermediate-Term Bond Category had a return of 13.06%. These figures are composed of the change in the market value of the bonds plus the interest earned on those bonds. The 30-day yield on the Fund as of October 31, 2001 was 4.28%.

We believe high-grade corporate bonds are more attractive than they have been in recent years, relative to other fixed income alternatives because of their wider spreads to treasury securities. We expect to maintain our current weighting in corporates at 52% of Fund assets in order to take advantage of their higher yields. The remainder of the portfolio is expected to be in government-related issues, with the lowest weight in mortgage-backed securities.

We do not expect rates to continue to decline significantly as the U.S. economy gradually improves, perhaps by mid 2002. The action by the Federal Reserve in 2002 is likely to be tightened after the effects of the various fiscal spending plans are felt. We believe that under this scenario, our current strategy of overweighting corporate and government agency bonds and underweighting treasury securities will provide a competitive yield.


GEORGE A. BALISTRERI, CFA
Portfolio Manager


2   JOHNSONFAMILY FUNDS ANNUAL REPORT

PORTFOLIO COMMENTARIES OCTOBER 31, 2001
LARGE CAP VALUE FUND

The JohnsonFamily Large Cap Value Fund's (the "Fund") return for the year ended October 31, 2001 was -1.58%, outperforming its benchmarks. The S&P 500 Index lost -24.90% while the Russell 1000 Value Index declined -11.87%. The returns generated by value-oriented indices were better on a relative basis but still negative. Growth managers and indices turned in the weakest performance over the past year. In fact, relative performance by value-oriented managers was so strong that it erased all of the relative gains growth managers had built up since the beginning of 1998.

ENVIRONMENT
Increasing uncertainty and defensive behavior defined the markets of the past year. The uninterrupted economic growth that the U.S. enjoyed throughout the 90's slowed and then came to a halt as the year progressed. The primary drivers of demand (strong job and equity market wealth creation and willingness to take on debt) began to weaken and then reverse, leaving the consumer and corporations with record levels of outstanding debt. Slowing consumer spending combined with high inventory levels led to increased margin pressures. As the year progressed, companies increasingly reported disappointing earnings, and sales growth which guided future quarters' estimates lower. High valuation levels and uncertainty over future growth prompted investors to retrench by reducing stock market exposure and becoming more conservative within their equity holdings. Movement out of aggressive, growth-oriented stocks into more

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
For the period ended October 31, 2001
 One Year         Since Inception*
----------------------------------
  -1.58%             0.82%

RETURN ON A $10,000 INVESTMENT (SINCE 3/31/98)
[Line Graph Omitted]
Plot points are as follows:

                  Johnson         S&P              Russell
 3/31/98          10,000          10,000           10,000
10/31/98           9,614          10,062            9,569
10/31/99          10,223          12,645           11,150
10/31/00          10,462          13,415           11,766
10/31/01          10,297          10,075           10,369

*Annualized
Past performance is not predictive of future results.
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 3/31/98 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
   The S&P 500(R) Composite Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.
   The Russell(R) Value Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
   Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.

                                             JOHNSONFAMILY FUNDS ANNUAL REPORT 3

PORTFOLIO COMMENTARIES OCTOBER 31, 2001
LARGE CAP VALUE FUND (CONCLUDED)

attractively valued securities occurred early in the fiscal year followed by an even more defensive shift into low beta and high income-generating stocks over the summer. Although the September 11th terrorist attacks may have driven the economy into recession and fearful investors into liquidation mode, it also set up the current relief rally that the market is enjoying, giving investors hope that the worst economic news may be behind us.

PERFORMANCE
The current investment environment emphasized the need for risk management and a focus on valuation and strong company fundamentals. Relative to the Russell 1000 Value Index, the Fund's performance benefited from its deep value orientation and an emphasis on strong cash flow and income-paying companies. Stock selection provided most of the outperformance particularly in the banking, energy, financial, communication and services sectors. By avoiding the over-valued mega cap stocks and instead focusing on more attractively valued large cap companies with above-average growth prospects, the Fund was able to outperform its benchmarks. In addition, the Fund's return was boosted by a number of takeovers in the energy, healthcare and industrial sectors. Weakness in the technology, transportation, and paper sectors hurt performance. While the Fund takes a fairly neutral approach toward sector weighting, being slightly overweighted in consumer staples, healthcare, utilities, and communications stocks aided returns by emphasizing low volatility and constant growth securities. Focusing on strong fundamentals and valuation helped minimize losses in the down market and generate solid performance in the up markets.

OUTLOOK
It appears that optimism is growing for a quick recovery from the current recessionary environment and that the bulk of the severe sales and earnings declines appears to be behind us. We believe investors are buying again and becoming more educated in the stocks they choose to invest in. Offsetting these positives are the facts that consumer and corporate debt are still near record levels, stock evaluations are at historically high levels, and terrorist-related expenses will continue to pressure margins. The investment environment will remain volatile due to the high degree of uncertainty in the economy and financial markets. Companies that are attractively valued with improving growth prospects, strong balance sheets, and good free cash flow should continue to generate better relative returns. We believe that managing the Funds in a low-risk manner by focusing on companies with the above characteristics should assist us in maintaining performance above its peer group.


WENDELL L. PERKINS, CFA
MICHAEL A. PETERSEN, CFA
MARGARET MCKAY, CFA
Portfolio Managers

4 JOHNSONFAMILY FUNDS ANNUAL REPORT

PORTFOLIO COMMENTARIES OCTOBER 31, 2001
SMALL CAP VALUE FUND

The JohnsonFamily Small Cap Value Fund's return for the year ended October 31, 2001 was 25.35%, which outperformed its benchmarks. The S&P SmallCap 600 Index was down -6.43% while the Russell 2000 Value Index rose 8.75%. The returns generated by value-oriented benchmarks were better than on a relative basis, outperforming their growth counterparts. The disparity between value and growth returns was among the largest in recent history and highlights a shift from exceptional growth to asset-based investing. The small cap value segment of the equity market outperformed all others by a wide margin, and the JohnsonFamily Small Cap Value Fund's return of 25.35% placed it 12th out of 268 funds in the Lipper Small Cap Value Category.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
For the period ended October 31, 2001
One Year          Since Inception*
----------------------------------
 25.35%                4.36%

RETURN ON A $10,000  INVESTMENT  (SINCE  3/31/98)
[Line Graphic Omitted]
Plot points are as follows:

                Johnson          S&P                Russell
 3/31/98         10,000           10,000             10,000
10/31/98          8,220            7,908              8,151
10/31/99          8,357            8,861              8,209
10/31/00          9,297           11,100              9,630
10/31/01         11,653           10,386             10,472

*Annualized
Past performance is not predictive of future results.
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 3/31/98 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
   The S&P SmallCap 600 Index is a capitalization-weighted index of 600 domestic stocks that measures the performance of companies with a small market capitalization. The S&P SmallCap 600 Index fluctuates due to changes in the aggregate market value of these stocks.
   The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
   Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.

                                             JOHNSONFAMILY FUNDS ANNUAL REPORT 5

PORTFOLIO COMMENTARIES OCTOBER 31, 2001
SMALL CAP VALUE FUND (CONCLUDED)

ENVIRONMENT
The past year saw a continued shift by investors away from perceived value and potential growth toward companies with real assets and actual growth. This change in strategy is a reflection of the current investment environment. A weakening economy, falling corporate sales and earnings growth rates, and softening demand for the stocks led to increased anxiety among investors. As uncertainty increased so did volatility within the equity market, forcing investors to focus more on preservation of assets and less on growth of those assets. The small cap value area of the market was a logical place for money to go. In general, companies in this segment have attractive valuations, above average dividend yields, and greater flexibility to deal with a rapidly changing environment. In addition, as larger companies retrench, their smaller competitors will be in a great position to offer quality products and better service.

PERFORMANCE
Utilizing a process that focuses on attractively valued companies with appropriate leverage and strong free cash flows, the JohnsonFamily Small Cap Value Fund outperformed the Russell 2000 Value Index. A majority of the performance came from stock selection and very little from sector emphasis. Much of the relative outperformance occurred in the technology, healthcare, consumer staples, industrial and services sectors. By focusing on companies with little or no debt, strong cash positions, sustainable business models, and consistent long-term performance, we were able to add significantly to returns in the technology sector. Within the service sector, falling interest rates and extremely cheap valuations aided in driving the restaurant industry higher.
Favorable demographics are the main catalyst for our exposure in the RV industry, with the 45 to 65-year-old target market expected to grow by 30% over the next decade. Realizing value was a common theme across the sectors as many companies were either taken over or targets of management-led buyouts. The capital goods, financial paper, and insurance sectors were the most challenging over the past 12 months.

OUTLOOK
The keys to performance going forward will be the same as they were last year, relative valuation and current growth. During the past fiscal year, small value stocks were the most attractively valued segment of the equity market. Although the valuation gap has shrunk over the last 12 months, we believe that small cap value securities still offer investors above-average growth potential with below-average risk. Focusing on companies with strong cash flow and improving earnings kept the Fund invested in stocks with good relative characteristics. We believe that managing the Fund in a low-risk manner, focusing on companies with the above characteristics, should assist us in maintaining the Fund's performance above its peer group.

WENDELL L. PERKINS, CFA
MICHAEL A. PETERSEN, CFA
MARGARET MCKAY, CFA
Portfolio Managers


6  JOHNSONFAMILY FUNDS ANNUAL REPORT

PORTFOLIO COMMENTARIES OCTOBER 31, 2001
INTERNATIONAL VALUE FUND

     The JohnsonFamily International Value Fund return for the year ended October 31, 2001 was -18.33%. The benchmark MSCI All Country World ex-USA Index returned -26.43% during the same period, and the All Country World ex-USA Value Index returned -19.99%. The Fund's outperformance was primarily due to its defensive characteristics and attention to valuation. Equity markets worldwide fell sharply as it became increasingly apparent that global economies are suffering from a synchronized downturn. Global monetary easing has failed to stimulate aggregate demand, and businesses suffered from limited revenue growth prospects and squeezed margins.

REGIONAL DIVERSIFICATION
     The Fund is structured with a focus on developed markets, with a small exposure to lesser-developed markets such as Mexico, Brazil and Malaysia. The holdings in the Fund are diversified across 25 countries. More than 50% of the Fund's assets are invested in Europe and the United Kingdom. Relative to the benchmark as of the fiscal year ended October 31, 2001, the Fund was slightly overweighted in Japan and developed Asia, and underweighted in the emerging markets. The underexposure to some of the emerging markets contributed negatively to performance, as several of these markets saw a sharp bounce from a low

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
For the period ended October 31, 2001
 One Year      Since Inception*
-------------------------------
 (18.33)%         (2.15)%
RETURN ON A $10,000 INVESTMENT (SINCE 3/31/98)
[Line Graph Omitted]
Plot points are as follows:

                  Johnson           S&P                Lipper
 3/31/98           10,000            10,000             10,000
10/31/98            8,969             9,214              9,087
10/31/99           10,570            11,609             11,463
10/31/00           11,326            11,373             11,831
10/31/01            9,250             8,501              8,710

*Annualized
Past performance is not predictive of future results.
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 3/31/98 (commencement of operations). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
     The Morgan Stanley Capital Inter-national (MSCI) All Country World ex-USA Index is the aggregate of 47 of 51 individual country indices calculated by MSCI. The Index excludes the USA. Each country index is calculated using the five following steps: 1) define the local market by constructing a matrix of all listed securities; 2) sort the matrix by industry; 3) capture 60% of the market cap of each group by selecting the most investable stocks in each industry; 4) avoid cross-ownership; and 5) apply full market cap weights to each stock in the index.
   Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
   Investors are reminded that, while investing globally can be rewarding, investments in foreign securities involve investment risks including currency, liquidity, political, economic and market risks.

                                             JOHNSONFAMILY FUNDS ANNUAL REPORT 7

PORTFOLIO COMMENTARIES OCTOBER 31, 2001
INTERNATIONAL VALUE FUND (CONCLUDED)

base due to favorable global liquidity conditions. A strong U.S. dollar continued to detract from U.S.-based international investors' returns. Stock selection within Japan, the UK, and Asia Pacific contributed positively, as the Fund's holdings in each of these regions significantly outperformed the respective local indices. By the end of October, most markets had recovered to pre-September 11th levels.

INDUSTRY SECTOR DIVERSIFICATION AND PERFORMANCE
The holdings in the Fund are diversified across 20 economic sectors, which may reduce volatility over the long term. The Fund is structured with a value emphasis and our investment process focuses on companies we consider to have solid cash flows, conservative balance sheets and a competitive market share. Over the past year, the Fund has been underweighted in communications, banks, and financials, and overweighted in staples, consumer durables, and utilities. Across regions, defensive sectors such as healthcare, staples and utilities outperformed the broader market, as economic conditions deteriorated. The technology, communications, banking and insurance sectors suffered the most. Earnings fell sharply; however valuations remained high. Energy stocks performed well for most of the period, but sold off heavily in October. After spiking briefly over $28 per barrel in the wake of the September 11th attacks, the price of crude oil dropped below $20 per barrel by the end of October as markets anticipated that the effect of weak global demand would outweigh the effect of possible supply disruption.

OUTLOOK
The events of September 11th may well have pushed the U.S. economy into recession, if it was not in one already. Growth in European economies will slow further due to the direct effects of higher costs related to security, insurance, and transportation of goods, in addition to weaker confidence, depressed tourism receipts, and the indirect effect of flagging U.S. demand. Europe as a whole, though, is not expected to slip into recession. The Japanese economy, while still suffering from internal structural problems, should not be impacted significantly by the attacks, being geo-politically removed. International share prices have been falling steadily for nearly two years now, and with the sharp sell-off immediately after the attacks the markets have factored in a great deal of uncertainty along with the possibility of lower earnings. A stronger Euro and lower energy costs should ease the European Central Bank's concerns about inflation, and monetary stimulus is underway. International equities now look attractively valued, but the risk premium has increased as well, and markets are likely to remain volatile. In this environment we will remain defensively positioned, but prepared to take advantage of opportunities created by market volatility.



WENDELL L. PERKINS, CFA
MICHAEL A. PETERSEN, CFA
MARGARET MCKAY, CFA
Portfolio Managers



8  JOHNSONFAMILY FUNDS ANNUAL REPORT

STATEMENT OF NET ASSETS OCTOBER 31, 2001
INTERMEDIATE FIXED INCOME FUND

Principal
    Amount                                   Value
----------------------------------------------------
              CORPORATE BONDS - 54.57%
              AUTOMOTIVE - 2.00%
 $1,000,000   Autozone, Inc.,
              6.000%, 11/01/03           $ 1,008,750
    500,000   General Motors Corp.,
              7.200%, 01/15/11               501,250
                                         -----------
                                           1,510,000
                                         -----------
              BANKS - 4.14%
  1,000,000   Bank One Texas,
              6.250%, 02/15/08             1,043,750
  1,000,000   Fleet National Bank,
              5.750%, 01/15/09             1,005,000
  1,000,000   Wachovia Corp.,
              8.000%, 08/15/09             1,086,920
                                         -----------
                                           3,135,670
                                         -----------
              BASIC-PAPER - 0.33%
    250,000   Mead Corp.,
              8.125%, 02/01/23               247,187
                                         -----------
              CONSUMER DURABLES - 1.45%
  1,000,000   Leggett & Platt, Inc.,
              7.650%, 02/15/05             1,098,750
                                         -----------
              CONSUMER STAPLES - 1.37%
  1,000,000   Anheuser Busch Cos., Inc.,
              6.750%, 06/01/05             1,033,750
                                         -----------
              DIVERSIFIED MANUFACTURING - 2.11%
    500,000   PPG Industries, Inc.,
              7.050%, 08/15/09               534,434
  1,000,000   PPG Industries, Inc.,
              6.750%, 08/15/04             1,065,134
                                         -----------
                                           1,599,568
                                         -----------
              ELECTRICAL SERVICES & EQUIPMENT - 3.74%
    750,000   Avnet, Inc.,
              7.875%, 02/15/05               784,219
  1,000,000   Metropolitan Edison,
              MTN, Series A,
              9.100%, 09/18/03             1,007,500
  1,000,000   Otter Tail Corp.,
              8.750%, 09/15/21             1,038,613
                                         -----------
                                           2,830,332
                                         -----------
              FINANCIAL - 11.11%
    500,000   Bear Stearns Co., Inc.,
              7.800%, 08/15/07               555,625
  1,000,000   Citigroup, Inc.,
              5.750%, 05/10/06             1,048,547


Principal
    Amount                                   Value
----------------------------------------------------
              FINANCIAL - (CONTINUED)
$   500,000   Donaldson, Lufkin & Jenrette,
              6.500%, 04/01/08           $   527,500
  2,000,000   Ford Motor Credit Co. (A),
              4.133%, 10/25/04             1,999,214
    500,000   General Motors Acceptance
              Corp.,
              6.750%, 01/15/06               512,320
    500,000   Merrill Lynch & Co.,
              6.000%, 02/17/09               512,500
  1,000,000   Morgan Stanley
              Dean Witter & Co.,
              6.100%, 04/15/06             1,050,542
    500,000   Private Export Funding,
              Series B,
              6.490%, 07/15/07               556,875
    500,000   Salomon Smith Barney
              Holdings,
              6.500%, 02/15/08               535,000
  1,000,000   Takefuji Corp. (B),
              9.200%, 04/15/11             1,108,713
                                         -----------
                                           8,406,836
                                         -----------
              GAS/NATURAL GAS - 1.74%
    225,000   Consolidated Natural Gas,
              6.875%, 10/15/26               241,031
  1,000,000   National Fuel Gas,
              MTN, Series D,
              6.820%, 08/01/04             1,072,500
                                         -----------
                                           1,313,531
                                         -----------
              INSURANCE - 2.20%
  1,000,000   Lincoln National Corp.,
              9.125%, 10/01/24             1,137,500
    500,000   MBIA, Inc.,
              8.200%, 10/01/22               530,000
                                         -----------
                                           1,667,500
                                         -----------
              PRINTING & PUBLISHING - 1.42%
  1,000,000   Times Mirror,
              7.450%, 10/15/09             1,077,500
                                         -----------
              RETAIL - 5.09%
    500,000   Loews Corp. Cv,
              3.125%, 09/15/07               439,780
  3,000,000   Wal-Mart Stores,
              8.500%, 09/15/24             3,416,250
                                         -----------
                                           3,856,030
                                         -----------


                                             JOHNSONFAMILY FUNDS ANNUAL REPORT 9

STATEMENT OF NET ASSETS OCTOBER 31, 2001
INTERMEDIATE FIXED INCOME FUND (CONTINUED)

Principal
    Amount                                   Value
----------------------------------------------------
              SEMI-CONDUCTOR - 1.35%
  $1,000,000  Applied Material, Inc.,
              7.125%, 10/15/17           $ 1,022,870
                                         -----------
              SPECIALTY CONSTRUCTION - 2.64%
  2,000,000   Halliburton Co., MTN,
              5.625%, 12/01/08             2,000,000
                                         -----------
              TECHNOLOGY - 5.29%
  1,000,000   Computer Associates
              International, Series B,
              6.500%, 04/15/08               966,250
  1,000,000   Computer Associates
              International, Series B,
              6.375%, 04/15/05             1,008,750
  2,000,000   Computer Sciences Corp.,
              6.250%, 03/15/09             2,025,000
                                         -----------
                                           4,000,000
                                         -----------
              TELEPHONES & TELECOMMUNICATIONS - 8.59%
  1,000,000   AT&T Corp.,
              8.350%, 01/15/25             1,053,750
    300,000   AT&T Corp.,
              8.125%, 01/15/22               305,625
  1,000,000   Bell Telephone of PA,
              6.750%, 05/01/08             1,005,297
  1,400,000   BellSouth Telecommunications,
              8.250%, 07/01/32             1,517,250
    500,000   Motorola, Inc.,
              6.750%, 02/01/06               500,284
  1,000,000   US Cellular Corp.,
              7.250%, 08/15/07             1,058,750
  1,000,000   WorldCom, Inc.,
              7.550%, 04/01/04             1,060,000
                                         -----------
                                           6,500,956
                                         -----------
              TOTAL CORPORATE BONDS
              (cost $39,807,672)          41,300,480
                                         -----------
              COLLATERALIZED MORTGAGE
              OBLIGATIONS - 1.32%
    500,000   Federal Home Loan Mortgage
              Association, Series 2355,
              Class TW,
              6.500%, 09/15/31               504,610
    493,128   Freddie Mac, Series 2089,
              Class YA,
              6.250%, 10/15/28               495,510
                                         -----------
              TOTAL COLLATERALIZED
              MORTGAGE OBLIGATIONS
              (cost $981,469)              1,000,120
                                         -----------


 Principal
    Amount                                   Value
----------------------------------------------------
              U.S. GOVERNMENT AGENCY
                 OBLIGATIONS - 32.96%
 $2,000,000   Federal Farm Credit Bank, MTN,
              5.240%, 10/01/08           $ 2,074,448
  1,000,000   Federal Home Loan Bank,
              6.875%, 08/15/05             1,107,798
  1,000,000   Federal Home Loan Bank,
              6.150%, 03/03/08             1,046,180
  2,000,000   Federal Home Loan Bank,
              6.135%, 09/12/11             2,087,500
  1,000,000   Federal Home Loan Bank,
              5.890%, 06/30/08             1,080,020
  2,000,000   Federal Home Loan Bank,
              5.750%, 05/15/08             2,144,728
  2,000,000   Federal Home Loan
              Mortgage Corp.,
              5.125%, 10/15/08             2,061,720
  3,000,000   Federal Home Loan
              Mortgage Corp., MTN,
              7.300%, 12/08/14             3,352,065
    500,000   Federal National Mortgage
              Association,
              7.400%, 05/04/07               552,837
  1,000,000   Federal National Mortgage
              Association,
              6.420%, 03/09/09             1,066,740
  1,000,000   Federal National Mortgage
              Association,
              6.250%, 02/17/11             1,058,623
  1,000,000   Federal National Mortgage
              Association,
              6.250%, 05/02/11             1,044,428
  1,000,000   Federal National Mortgage
              Association,
              5.920%, 06/26/08             1,049,041
  1,500,000   Federal National Mortgage
              Association,
              5.650%, 06/19/06             1,571,021
  2,000,000   Federal National Mortgage
              Association,
              4.250%, 10/17/05             2,024,304
  1,000,000   Federal National Mortgage
              Association, MTN,
              7.000%, 09/30/09             1,097,425


10  JOHNSONFAMILY FUNDS ANNUAL REPORT

STATEMENT OF NET ASSETS OCTOBER 31, 2001
INTERMEDIATE FIXED INCOME FUND (CONCLUDED)

Principal Amount/
Number of Shares                             Value
----------------------------------------------------
              U.S. GOVERNMENT AGENCY
OBLIGATIONS (CONTINUED)
  $ 500,000   Federal National Mortgage
              Association, MTN,
              6.290%, 04/23/08           $   523,590
                                         -----------
              TOTAL U.S. GOVERNMENT AGENCY
              OBLIGATIONS
              (cost $23,776,619)          24,942,468
                                         -----------
              U.S. TREASURY OBLIGATIONS - 2.80%
  2,000,000   United States Treasury Notes,
              5.000%, 08/15/11             2,116,160
                                         -----------
              TOTAL U.S. TREASURY OBLIGATIONS
              (cost $2,035,053)            2,116,160
                                         -----------
              MORTGAGE PASS-THROUGH
              OBLIGATIONS - 3.06%
    522,003   Citicorp Mortgage Securities,
              Series 1998-6, Class A3,
              6.800%, 07/25/28               532,100
    745,289   GE Capital Mortgage Services,
              Series 1999-11, Class A7,
              6.500%, 07/25/29               755,127
    216,137   GE Capital Mortgage Services,
              Series 2000-13, Class A1,
              7.500%, 11/25/30               218,194
    791,342   PNC Mortgage Securities,
              Series 1999-5, Class 2A6,
              6.750%, 07/25/29               811,228
                                         -----------
              TOTAL MORTGAGE PASS-THROUGH
              OBLIGATIONS
              (cost $2,275,574)            2,316,649
                                         -----------
              MUNICIPAL BONDS - 0.98%
    745,000   Portage Industrial Development
              Authority, Ameriplex Project,
              Series A, RB, FHLB (A),
              2.430%, 03/01/20               745,000
                                         -----------
              TOTAL MUNICIPAL BONDS
              (cost $745,000)                745,000
                                         -----------
              PREFERRED STOCK - 0.66%
     20,000   NB Capital Trust I             502,800
                                         -----------
              TOTAL PREFERRED STOCK
              (cost $501,800)                502,800
                                         -----------

Number
of Shares                                    Value
----------------------------------------------------
              SHORT-TERM INVESTMENTS - 2.41%
  1,321,382   SSGA Money Market Fund     $ 1,321,382
    500,000   SSGA U.S. Government Money
              Market Fund                    500,000
                                         -----------

              TOTAL SHORT-TERM INVESTMENTS
              (cost $1,821,382)            1,821,382
                                         -----------

              TOTAL INVESTMENTS - 98.76%
              (cost $71,944,569)          74,745,059
                                         -----------

              Cash and Other Assets,
              less Liabilities - 1.24%       939,309
                                         -----------

              NET ASSETS:
              Portfolio Shares  (unlimited
              authorization -- no par
              value) based on 7,436,529
              outstanding shares of
              beneficial interest         74,071,821
              Undistributed net
              investment income                2,175
              Accumulated net realized
              loss on investments         (1,190,118)
              Net unrealized  appreciation
              on investments               2,800,490
                                         -----------
              NET ASSETS - 100.00%       $75,684,368
                                         ===========
              NET ASSET VALUE, OFFERING
              AND REDEMPTION PRICE
              PER SHARE                       $10.18
                                         ===========

              (A) VARIABLE RATE  SECURITY -- THE RATE REPORTED ON THE STATEMENT
                  OF NET ASSETS IS THE RATE IN EFFECT ON OCTOBER 31, 2001.
              (B) SECURITY SOLD WITHIN THE TERMS OF A PRIVATE PLACEMENT
                  MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 3A-4,
                  4(2) OR 144A OF THE SECURITIES ACT OF 1933, AS AMENDED,
                  AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS".
              CV -- CONVERTIBLE
              FHLB -- FEDERAL HOME LOAN BANK
              MTN -- MEDIUM TERM NOTE
              RB -- REVENUE BOND
              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 11

STATEMENT OF NET ASSETS OCTOBER 31, 2001
LARGE CAP VALUE FUND

   Number
  of Shares                                  Value
----------------------------------------------------
              COMMON STOCK - 97.98%
              AUTOMOTIVE - 2.85%
     58,000   Ford Motor Co.             $   930,900
     10,800   General Motors Corp.           446,256
                                         -----------
                                           1,377,156
                                         -----------
              BANKS - 12.17%
     27,950   Amsouth Bancorporation         483,256
     15,500   Bank of America Corp.          914,345
     31,004   FleetBoston Financial Corp.  1,018,791
     39,000   Huntington Bancshares, Inc.    601,770
     27,000   JP Morgan Chase & Co.          954,720
     52,000   US Bancorp                     924,560
     34,000   Wachovia Corp.                 972,400
                                         -----------
                                           5,869,842
                                         -----------
              BASIC-CHEMICAL - 2.39%
     20,300   Dow Chemical Co.               674,975
     12,000   EI du Pont de Nemours & Co.    479,880
                                         -----------
                                           1,154,855
                                         -----------
              BASIC-METALS - 1.62%
     50,000   Barrick Gold Corp.             779,500
                                         -----------
              BASIC-PAPER - 1.56%
     21,000   International Paper Co.        751,800
                                         -----------
              CONSUMER STAPLES - 6.00%
     41,500   Conagra Foods, Inc.            950,350
     22,500   H.J. Heinz Co.                 954,900
     44,400   Sara Lee Corp.                 989,676
                                         -----------
                                           2,894,926
                                         -----------
              DIVERSIFIED MANUFACTURING - 3.98%
     36,000   Honeywell International,
              Inc.                         1,063,800
     27,000   Textron, Inc.                  854,550
                                         -----------
                                           1,918,350
                                         -----------

   Number
  of Shares                                  Value
----------------------------------------------------
              ELECTRICAL SERVICES - 4.86%
     34,000   CMS Energy Corp.           $   731,340
     16,000   FirstEnergy Corp.              551,360
     34,000   Potomac Electric Power         727,940
     12,000   Reliant Energy, Inc.           335,400
                                         -----------
                                           2,346,040
                                         -----------
              ENERGY - 12.80%
     27,000   Burlington Resources, Inc.   1,005,750
     11,000   ChevronTexaco Corp.            974,050
     20,900   Occidental Petroleum Corp.     529,188
     16,050   Phillips Petroleum Co.         873,280
     22,000   Schlumberger Ltd.            1,065,240
     27,000   Unocal Corp.                   869,400
     31,000   USX-Marathon Group, Inc.       855,290
                                         -----------
                                           6,172,198
                                         -----------
              ENTERTAINMENT - 2.04%
     53,000   Walt Disney Co.                985,270
                                         -----------
              FINANCIAL - 7.45%
     10,000   A.G. Edwards, Inc.             395,400
     33,000   American Express Co.           971,190
     19,000   Bear Stearns Cos., Inc.      1,026,000
     10,500   Countrywide Credit
              Industries, Inc.               419,265
     16,000   Morgan Stanley Dean
              Witter & Co.                   782,720
                                         -----------
                                           3,594,575
                                         -----------
              HEALTHCARE - 7.19%
     18,000   Bristol-Myers Squibb Co.       962,100
     21,000   Guidant Corp.*                 871,710
     12,800   Merck & Co., Inc.              816,768
     22,000   Schering-Plough Corp.          817,960
                                         -----------
                                           3,468,538
                                         -----------
              INDUSTRIAL - 1.94%
     19,100   Emerson Electric Co.           936,282
                                         -----------


12  JOHNSONFAMILY FUNDS ANNUAL REPORT

STATEMENT OF NET ASSETS OCTOBER 31, 2001
LARGE CAP VALUE FUND (CONCLUDED)

   Number
  of Shares                                  Value
----------------------------------------------------
              INSURANCE - 3.81%
     21,000   Allmerica Financial Corp.  $   819,000
     14,100   Conseco, Inc.*                  42,159
      9,000   MGIC Investment Corp.          465,660
     15,000   Nationwide Financial
              Services                       510,300
                                         -----------
                                           1,837,119
                                         -----------
              RETAIL - 7.87%
     30,000   Albertson's, Inc.              957,300
     32,000   Federated Department
              Stores*                      1,023,680
     34,625   McDonald's Corp.               902,674
     18,000   Tricon Global Restaurants,
              Inc.*                          910,620
                                         -----------
                                           3,794,274
                                         -----------
              SERVICES - 2.46%
     18,000   Black & Decker Corp.           595,620
     32,000   Cendant Corp.*                 414,720
      5,000   Deluxe Corp.                   175,000
                                         -----------
                                           1,185,340
                                         -----------
              TECHNOLOGY - 6.86%
     30,100   Apple Computer, Inc.*          528,556
     57,756   Compaq Computer Corp.          505,365
     22,509   Intel Corp.                    549,670
      4,500   Microsoft Corp.*               261,675
     40,000   Motorola, Inc.                 654,800
     34,000   Oracle Corp.*                  461,040
     25,500   Tellabs, Inc.*                 348,075
                                         -----------
                                           3,309,181
                                         -----------
              TELEPHONES & TELECOMMUNICATIONS - 9.61%
     54,500   AT&T Corp.                     831,125
     20,000   BellSouth Corp.                740,000
     21,700   CenturyTel, Inc.               685,720
     24,500   SBC Communications, Inc.       933,695
     15,000   Sprint Corp. (FON Group)       300,000
     15,100   Verizon Communications, Inc.   752,131
     29,000   WorldCom, Inc.-
              WorldCom Group*                390,050
                                         -----------
                                           4,632,721
                                         -----------

 Number
 of Shares                                  Value
----------------------------------------------------
              TRANSPORTATION - 0.52%
     11,000   Delta Air Lines, Inc.      $   251,460
                                         -----------

              TOTAL COMMON STOCK
              (cost $50,411,761)          47,259,427
                                         -----------
              SHORT-TERM INVESTMENTS - 1.70%
    342,035   SSGA Money Market Fund         342,035
    475,610   SSGA U.S. Government Money
              Market Fund                    475,610
                                         -----------

              TOTAL SHORT-TERM INVESTMENTS
              (cost $817,645)                817,645
                                         -----------

              TOTAL INVESTMENTS - 99.68%
              (cost $51,229,406)          48,077,072
                                         -----------

              Cash and Other Assets,
              less Liabilities - 0.32%       152,129
                                         -----------

              NET ASSETS:
              Portfolio Shares  (unlimited
              authorization -- no par
              value) based on 5,785,746
              outstanding shares of
              beneficial interest         50,666,605
              Undistributed net
              investment income               18,257
              Accumulated  net realized
              gain on investments            696,673
              Net unrealized  depreciation
              on investments              (3,152,334)
                                         -----------

              NET ASSETS - 100.00%       $48,229,201
                                         ===========
              NET ASSET VALUE, OFFERING
              AND REDEMPTION PRICE
              PER SHARE                        $8.34
                                         ===========
              * NON-INCOME PRODUCING SECURITY.
              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 13

STATEMENT OF NET ASSETS OCTOBER 31, 2001
SMALL CAP VALUE FUND

   Number
   of Shares                                  Value
----------------------------------------------------
              COMMON STOCK - 95.42%
              BANKS - 10.32%
     30,900   Amcore Financial, Inc.     $   677,019
     54,850   Bancorpsouth, Inc.             839,205
     65,200   Colonial Bancgroup, Inc.       821,520
     12,700   Compass Bancshares, Inc.       317,881
     33,000   MAF Bancorp, Inc.              924,000
     29,000   Riggs National of
              Washington, DC                 410,350
     17,830   UMB Financial Corp.            749,216
     27,000   Webster Financial Corp.        819,450
                                         -----------
                                           5,558,641
                                         -----------
              BASIC - CHEMICALS - 1.31%
     47,000   Olin, Corp.                    704,060
                                         -----------
              BASIC - METAL - 1.98%
     37,000   Apex Silver Mines Ltd.*        350,760
     23,600   Commercial Metals, Co.         713,900
                                         -----------
                                           1,064,660
                                         -----------
              BASIC - PAPER - 1.54%
     94,000   Buckeye Technologies, Inc.*    831,900
                                         -----------
              BROADCASTING, NEWSPAPERS &
              ADVERTISING - 1.06%
     67,000   Paxson Communications
              Corp.*                         569,500
                                         -----------
              BUILDING - 1.00%
     16,400   Centex Construction
              Products, Inc.                 539,560
                                         -----------
              CONSUMER DURABLE - 3.09%
     68,000   Coachmen Industries, Inc.      692,920
     63,684   National RV Holdings, Inc.*    541,314
     36,000   Visteon Corp.                  428,400
                                         -----------
                                           1,662,634
                                         -----------
              CONSUMER STAPLES - 5.43%
     64,000   Boston Beer Co., Inc.,
              Class A*                       745,600
     35,000   Interstate Bakeries            824,950
     38,500   Sensient Technologies Corp.    626,010
     56,500   Spartan Stores, Inc.*          730,545
                                         -----------
                                           2,927,105
                                         -----------
              DIVERSIFIED MANUFACTURING - 2.41%
     49,000   Actuant Corp., Class A*      1,300,460
                                         -----------

   Number
   of Shares                                  Value
----------------------------------------------------
              ENTERTAINMENT - 1.42%
     68,000   World Wrestling Federation
              Entertainment, Inc.*       $   766,360
                                         -----------
              FINANCIAL - 2.17%
     15,500   Raymond James Financial
              Corp.                          453,065
     40,970   Southwest Securities
              Group, Inc.                    716,975
                                         -----------
                                           1,170,040
                                         -----------
              HEALTHCARE - 5.06%
     20,200   Alpharma, Inc., Class  A       559,540
     13,100   Arrow International, Inc.      498,455
     26,900   ICN Pharmaceuticals, Inc.      651,249
     19,500   Ocular Sciences, Inc.*         449,865
     63,600   Theragenics Corp.*             566,040
                                         -----------
                                           2,725,149
                                         -----------
              INDUSTRIAL - 7.84%
     19,700   A.O. Smith Corp.               311,260
     34,900   Belden, Inc.                   698,349
     39,000   Columbus Mckinnon
              Corp. of NY                    313,170
     20,000   Harsco Corp.                   639,000
     83,000   JLG Industries, Inc.           821,700
     59,276   Myers Industries, Inc.         765,846
     38,000   National Service Industries,
              Inc.                           674,120
                                         -----------
                                           4,223,445
                                         -----------
              INSURANCE - 3.67%
     20,000   AmerUs Group Co.               605,400
     20,319   Delphi Financial Group,
              Class A                        617,698
     25,000   Mony Group, Inc.               754,250
                                         -----------
                                           1,977,348
                                         -----------
              LEISURE & RECREATIONAL PRODUCTS - 1.64%
     62,000   Callaway Golf Co.              885,980
                                         -----------
              PETROLEUM REFINING - 4.42%
     53,000   Key Production Co., Inc.*      826,800
     63,000   Tesoro Petroleum Corp.*        832,860
     23,800   Tidewater, Inc.                719,236
                                         -----------
                                           2,378,896
                                         -----------
              PROFESSIONAL SPORTS - 1.43%
     60,000   Championship Auto Racing
              Teams, Inc.*                   768,000
                                         -----------


14  JOHNSONFAMILY FUNDS ANNUAL REPORT

STATEMENT OF NET ASSETS OCTOBER 31, 2001
SMALL CAP VALUE FUND (CONCLUDED)

   Number
   of Shares                                  Value
----------------------------------------------------
              REAL ESTATE INVESTMENT TRUSTS - 8.06%
     19,700   Arden Realty, Inc.         $   485,211
     32,000   Cabot Industrial Trust         762,240
     18,400   Camden Property Trust          640,320
     21,000   Healthcare Realty Trust,
              Inc.                           567,000
     21,300   Home Properties of NY          651,993
     33,000   New Plan Excel Realty Trust    586,740
     13,000   Weingarten Realty Investors    650,520
                                         -----------
                                           4,344,024
                                         -----------
              RETAIL - 6.09%
     42,400   Brown Shoe Co., Inc.           466,400
     41,000   Lone Star Steakhouse &
              Saloon                         531,360
     55,000   Russell Corp.                  677,600
     80,000   Tommy Hilfiger Corp.*          919,200
     56,700   Wilsons-- The Leather Experts* 687,204
                                         -----------
                                           3,281,764
                                         -----------
              SEMI-CONDUCTOR - 1.36%
     39,500   Actel Corp.*                   732,725
                                         -----------
              SERVICES - 3.59%
     30,500   Aaron Rents, Inc.              532,225
      7,000   Deluxe Corp.                   245,000
     60,000   Prime Hospitality Corp.*       550,800
     21,600   United Stationers, Inc.*       605,880
                                         -----------
                                           1,933,905
                                         -----------
              STEEL & STEEL WORKS - 1.53%
     68,000   Maverick Tube Corp.*           822,800
                                         -----------
              TECHNOLOGY - 8.95%
     65,000   3Com Corp.*                    269,100
    180,000   Avici Systems, Inc.*           484,200
     59,000   Computer Network
              Technology Corp.*              861,400
     40,200   DSP Group, Inc.*               844,200
     52,000   NCO Group, Inc.*               850,200
    100,000   Netro Corp.*                   385,000
     46,500   Phoenix Technologies Ltd.*     425,475
     66,000   Verity, Inc.*                  700,920
                                         -----------
                                           4,820,495
                                         -----------
              TELEPHONES & TELECOMMUNICATIONS - 1.79%
     26,000   Inter-Tel, Inc.                394,680
     48,000   WorldCom, Inc. - MCI Group     568,800
                                         -----------
                                             963,480
                                         -----------
   Number
   of Shares                                  Value
----------------------------------------------------
              TRANSPORTATION - 2.28%
     19,400   Alexander & Baldwin, Inc.  $   432,038
     73,000   Frontier Airlines, Inc.*       798,620
                                         -----------
                                           1,230,658
                                         -----------
              UTILITIES - 5.98%
     32,000   Alliant Energy Corp.           940,800
     17,000   NSTAR                          699,040
     39,000   Southwest Gas Corp.            803,400
     23,000   WPS Resources Corp.            779,700
                                         -----------
                                           3,222,940
                                         -----------
              TOTAL COMMON STOCK
              (cost $50,267,457)          51,406,529
                                         -----------
              SHORT-TERM INVESTMENTS - 4.04%
    414,378   SSGA Money Market Fund         414,378
  1,762,359   SSGA U.S. Government Money
              Market Fund                  1,762,359
                                         -----------
              TOTAL SHORT-TERM INVESTMENTS
              (cost $2,176,737)            2,176,737
                                         -----------
              TOTAL INVESTMENTS - 99.46%
              (cost $52,444,194)          53,583,266
                                         -----------

              Cash and Other Assets,
              less Liabilities - 0.54%       293,388
                                         -----------

              NET ASSETS:
              Portfolio Shares  (unlimited
              authorization -- no par
              value) based on 4,706,844
              outstanding shares of
              beneficial interest         45,930,070
              Undistributed net
              investment income              407,965
              Accumulated  net realized
              gain on investments          6,399,547
              Net unrealized appreciation
              on investments               1,139,072
                                         -----------

              NET ASSETS - 100.00%       $53,876,654
                                         ===========
              NET ASSET VALUE, OFFERING
              AND REDEMPTION PRICE
              PER SHARE                       $11.45
                                         ===========
              * NON-INCOME PRODUCING SECURITY.
              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 15

STATEMENT OF NET ASSETS OCTOBER 31, 2001
INTERNATIONAL VALUE FUND

   Number
   of Shares                                  Value
----------------------------------------------------
              FOREIGN COMMON STOCK - 94.22%
              AUSTRALIA - 3.78%
     38,100   Coles Myer Ltd.            $   146,304
     55,000   CSR Ltd.                       175,122
     12,200   National Australia Bank
              Ltd.                           188,193
    120,000   Normandy Mining Ltd.            84,773
      6,000   Rio Tinto Ltd.                  96,907
     40,000   Santos Ltd.                    128,370
     70,000   Telstra Corp Ltd.              175,550
     26,200   Westpac Banking Corp Ltd.      195,664
                                         -----------
                                           1,190,883
                                         -----------
              AUSTRIA - 0.67%
      2,800   OMV                            211,845
                                         -----------
              BELGIUM - 1.41%
      4,600   Almanij                        132,583
        600   Electrabel                     125,648
      4,900   UCB SA                         186,776
                                         -----------
                                             445,007
                                         -----------
              CANADA - 3.60%
      3,300   Alcan, Inc. Ltd.               101,292
      3,500   BCE, Inc.                       77,231
      4,400   Canadian Imperial Bank
              of Commerce                    135,389
     12,200   Husky Energy, Inc.             138,409
      5,500   National Bank of Canada         84,063
     19,555   Nortel Networks Corp.          114,007
      7,000   Petro-Canada Ltd.              180,228
      5,700   Quebecor, Inc., Class A         52,416
      1,224   Telus Corp.                     18,708
      8,408   Telus Corp. (non voting)       121,568
      4,800   The Toronto Dominion Bank      108,731
                                         -----------
                                           1,132,042
                                         -----------
              DENMARK - 0.48%
      4,400   TDC A/S                        151,139
                                         -----------
              FINLAND - 1.79%
     26,000   M-real Oyj, B Shares           161,351
     10,500   Nokia Oyj                      219,694
     10,700   Orion-Yhtymae Oyj, B Shares    182,149
                                         -----------
                                             563,194
                                         -----------

   Number
   of Shares                                  Value
----------------------------------------------------
              FRANCE - 7.24%
      2,800   Accor SA                   $    87,941
      2,500   BNP Paribas                    208,062
        900   Cap Gemini SA                   50,664
      4,000   Christian Dior SA              104,265
      1,300   Cie de Saint-Gobain            180,906
      5,000   France Telecom SA              186,760
      1,800   Pernod-Ricard                  126,053
      3,000   Peugeot SA                     122,000
      4,000   Renault  SA                    121,955
      2,500   Rexel SA                       123,171
      1,930   Sagem SA                        89,960
      5,000   Societe Assurances Generales
              de France                      231,029
      2,800   Societe Generale, Class A      140,095
      2,337   TotalFinaElf SA                328,370
      2,700   TotalFinaElf SA Strip VVPR*         24
     16,900   Usinor SA                      178,095
                                         -----------
                                           2,279,350
                                         -----------
              GERMANY - 4.76%
      3,500   Bayer AG                       102,770
      4,600   DaimlerChrysler AG             160,550
     16,000   Deutsche Lufthansa AG          165,729
     10,700   Deutsche Telekom AG            164,801
      4,000   Dyckerhoff AG                   82,864
      2,400   Epcos AG                       103,760
      3,700   Gehe AG                        135,970
      5,000   Merck KGaA                     173,385
     13,000   Suedzucker AG                  180,320
      6,000   Volkswagen AG                  228,598
                                         -----------
                                           1,498,747
                                         -----------
              GREECE - 0.77%
      4,555   Hellenic Telecommunications
              Organization SA*                73,848
     34,000   Panafon Hellenic
              Telecom SA*                    167,206
                                         -----------
                                             241,054
                                         -----------


16  JOHNSONFAMILY FUNDS ANNUAL REPORT

STATEMENT OF NET ASSETS OCTOBER 31, 2001
INTERNATIONAL VALUE FUND (CONTINUED)

   Number
   of Shares                                  Value
----------------------------------------------------
              HONG KONG - 2.68%
     92,000   Asia Satellite
              Telecommunications         $   117,359
     45,000   Cheung Kong Infrastructure
              Holdings Ltd.                   73,269
     26,400   CLP Holdings Ltd.               99,677
    125,000   Hang Lung Development Co.      104,968
     27,000   Hong Kong Electric Holdings    102,461
     16,800   HSBC Holdings PLC*             182,000
     39,500   Swire Pacific Ltd., Class A    165,090
                                         -----------
                                             844,824
                                         -----------
              IRELAND - 1.39%
     14,000   Allied Irish Banks PLC         135,555
     12,500   Bank of Ireland                111,800
     18,000   Irish Life & Permanent PLC     190,498
                                         -----------
                                             437,853
                                         -----------
              ITALY - 1.90%
     37,000   Banca Popolare di Milano
              SCRL*                          129,638
     11,300   Benetton Group SPA*            111,041
     15,000   Italgas SPA*                   127,404
     56,600   Parmalat Finanziaria SPA*      151,410
      9,200   Telecom Italia SPA*             76,815
                                         -----------
                                             596,308
                                         -----------
              JAPAN - 22.30%
      6,000   C&S Co. Ltd.                   165,680
      5,000   Canon, Inc.                    145,419
     16,000   Casio Computer Co. Ltd.         85,617
     19,000   Citizen Watch Co. Ltd.         100,119
     39,000   Daiwa Securities Group, Inc.   254,892
     24,000   Fuji Heavy Industries Ltd.     117,446
      3,000   Fuji Photo Film Co. Ltd.        99,016
     25,000   Hitachi Ltd.                   170,540
      6,000   Honda Motor Co. Ltd.           215,187
     38,000   Japan Radio Co. Ltd.*          126,972
         30   Japan Tobacco, Inc.            196,070
     20,000   Kamigumi Co. Ltd.               83,003
    170,000   Kobe Steel Ltd.*                84,719
      2,200   Kyocera Corp.                  149,716
     10,000   Kyushu Electric Power          181,365
     12,000   Kyushu Matsushita Electric
              Co. Ltd.                        86,271
     22,000   Makita Corp.                   118,443

   Number
   of Shares                                  Value
----------------------------------------------------
              JAPAN (CONTINUED)
    100,000   Marubeni Corp.*            $   111,107
      8,000   Maruichi Steel Tube Ltd.        90,127
    120,000   Mazda Motor Corp.*             206,854
     33,000   Minolta Co. Ltd.                71,443
     32,000   Mitsubishi Electric Corp.      115,028
         15   Mitsubishi Tokyo Financial
              Group, Inc.*                   111,515
     12,000   Nippon Electric Glass Co.
              Ltd.                           125,191
     16,000   Nippon Meat Packers, Inc.      145,746
         95   Nippon Telegraph & Telephone
              Corp.                          391,161
     40,000   Nippon Yusen Kabushiki
              Kaisha                         136,596
     28,000   Nishi-Nippon Railroad           70,683
     27,000   OJI Paper Co. Ltd.             131,906
      5,000   Ono Pharmaceutical Co. Ltd.    159,307
      7,000   Ricoh Co. Ltd.                 116,662
     11,000   Sankyo Co. Ltd.                213,880
      6,000   Sankyo Co. Ltd./Gunma          198,521
     27,000   Sanyo Electric Co. Ltd.        128,818
     32,000   Sumitomo Chemical Co. Ltd.     122,087
     28,000   Sumitomo Mitsui Banking Corp.  173,163
      4,000   Takeda Chemical Industries
              Ltd.                           193,783
      2,500   Takefuji Corp.                 207,508
      2,000   TDK Corp.                       88,885
      2,000   The Bank of Iwate Ltd.          63,723
     18,000   The Higo Bank Ltd.              55,880
     12,000   The San-In Godo Bank Ltd.       48,037
      8,000   Tokyo Broadcasting System,
              Inc.                           133,981
      8,400   Tokyo Electric Power Co.       208,619
     45,000   Toshiba Corp.                  166,537
      7,000   Toyota Motor Corp.             169,846
         31   UFJ Holdings, Inc.*            138,279
      7,000   Yamanouchi Pharmaceutical
              Co. Ltd.                       207,590
     18,000   Yokogawa Electric Corp.        133,083
                                         -----------
                                           7,016,021
                                         -----------
              MALAYSIA - 0.69%
    110,000   Highlands & Lowlands Berhad     69,184
     50,000   Kuala Lumpur Kepong BHD         64,211
     45,000   Malayan Banking Berhad          84,079
                                         -----------
                                             217,474
                                         -----------


                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 17

STATEMENT OF NET ASSETS OCTOBER 31, 2001
INTERNATIONAL VALUE FUND (CONTINUED)

   Number
   of Shares                                   Value
----------------------------------------------------
              MEXICO - 0.95%
     57,000   Carso Global Telecom SA*   $   106,890
     26,780   Cemex SA                       123,017
     31,000   Organizacion Soriana SA,
              Class B*                        67,683
                                         -----------
                                             297,590
                                         -----------
              NETHERLANDS - 6.19%
     13,400   ABN Amro Holding NV            204,697
      4,500   DSM NV                         146,521
     11,500   Fortis NV                      272,417
      8,000   Hagemeyer NV                   114,569
      6,000   Hunter Douglas NV              136,456
     10,850   ING Groep NV                   270,701
     13,500   Koninklijke Vendex KBB NV      101,531
     17,000   OCE NV                         130,457
      9,700   Royal Dutch Petroleum Co.      493,629
      4,000   TPG NV                          78,253
                                         -----------
                                           1,949,231
                                         -----------
              NEW ZEALAND - 1.28%
    100,000   Contact Energy Ltd.            170,528
    120,800   Telecom Corporation of
              New Zealand Ltd.               230,936
                                         -----------
                                             401,464
                                         -----------
              NORWAY - 1.36%
     42,000   DnB Holding ASA                158,892
      8,600   Norske Skogindustrier A.S.     134,594
      8,000   Orkla ASA                      133,311
                                         -----------
                                             426,797
                                         -----------
              PORTUGAL - 0.45%
     18,000   Portugal Telecom SGPS SA*      142,671
                                         -----------
              SINGAPORE - 1.10%
     26,000   DBS Group Holdings Ltd.        148,221
     25,000   Fraser & Neave Ltd.             93,872
    120,000   Neptune Orient Lines*           51,965
     11,000   Singapore Airlines Ltd.         50,951
                                         -----------
                                             345,009
                                         -----------

   Number
   of Shares                                   Value
----------------------------------------------------
              SPAIN - 3.84%
      6,500   Aurea Concesiones de
              Infraestructuras
              SA/Concesion                $  128,507
      3,800   Banco Popular Espanol          127,665
     19,000   Compania Espanola de
              Petroleos                      203,648
     10,200   Endesa SA                      156,182
     12,000   Iberdrola SA                   165,044
     18,000   Repsol YPF SA                  261,023
     13,762   Telefonica SA*                 165,355
                                         -----------
                                           1,207,424
                                         -----------
              SWEDEN - 1.07%
     15,000   Foreningssparbanken            150,919
     12,500   Skandinaviska Enskilda
              Banken SEB, Class A             95,794
     21,000   Telefonaktiebolaget
              LM Ericsson, B Shares           91,229
                                         -----------
                                             337,942
                                         -----------
              SWITZERLAND - 4.11%
      6,000   Clariant AG                     97,556
        200   Hilti AG                       121,257
      1,000   Nestle SA, B Shares            207,606
      7,000   Novartis AG                    262,141
      3,000   Roche Holding AG               227,815
      3,500   STMicroelectronics NV           98,987
        600   Sulzer AG                       71,652
      2,000   Swiss Reinsurance              205,769
                                         -----------
                                           1,292,783
                                         -----------
              UNITED KINGDOM - 20.41%
      9,000   Abbey National PLC             133,897
     15,000   Alliance & Leicester PLC       153,138
     11,880   Anglo American PLC             153,235
     28,000   Associated British Foods
              PLC                            186,499
     16,000   Associated British Ports
              Holdings PLC                    98,427
      6,000   AstraZeneca PLC                270,587
     15,000   AWG PLC*                       125,433
     12,000   BAA PLC                         95,897
     37,400   BAE Systems PLC                181,665
      5,200   Barclays PLC                   156,541


18   JOHNSONFAMILY FUNDS ANNUAL REPORT

STATEMENT OF NET ASSETS OCTOBER 31, 2001
INTERNATIONAL VALUE FUND (CONTINUED)

   Number
   of Shares                                  Value
----------------------------------------------------
              UNITED KINGDON (CONTINUED)
     88,000   BP PLC                     $   710,280
     37,000   British Telecommunications
              PLC                            187,256
     20,000   Cadbury Schweppes PLC          124,488
      9,000   CGNU PLC                       107,982
     15,874   GlaxoSmithKline PLC            427,083
     17,000   HSBC Holdings PLC              186,289
     21,900   Kelda Group PLC                115,294
     34,545   Kingfisher PLC                 160,764
     62,000   Legal & General Group PLC      136,152
     66,000   Old Mutual PLC                 104,142
     67,000   Pilkington PLC                  97,194
     11,800   Powergen PLC                   127,933
     22,000   Provident Financial PLC        204,126
     50,000   Rank Group PLC                 136,704
     60,000   Rentokil Initial PLC           215,964
     34,000   Rolls-Royce PLC                 73,922
     20,300   Royal Bank of Scotland Group
              PLC                            485,642
     13,000   Scottish & Newcastle PLC        96,987
     47,800   Shell Transport & Trading
              Co. PLC                        358,005
    170,000   Stagecoach Group PLC           135,977
     38,000   Tesco PLC                      134,014
     34,464   Unilever PLC                   250,354
    125,000   Vodafone Group PLC             289,042
                                         -----------
                                           6,420,913
                                         -----------

              TOTAL FOREIGN COMMON STOCK
              (cost $34,923,455)          29,647,565
                                         -----------
              FOREIGN PREFERRED STOCK - 0.79%
              BRAZIL - 0.79%
      4,900   Companhia Vale do Rio
              Doce - CVRD                    102,629
      7,600   Petroleo Brasileiro SA         146,714
                                         -----------
                                             249,343
                                         -----------

              TOTAL FOREIGN
              PREFERRED STOCK
              (cost $253,091)                249,343
                                         -----------

   Number
   of Shares                                  Value
----------------------------------------------------
              SHORT-TERM INVESTMENTS - 3.56%
    686,185   SSGA Money Market Fund     $   686,185
    433,994   SSGA U.S. Government Money
              Market Fund                    433,994
                                         -----------

              TOTAL SHORT-TERM INVESTMENTS
              (cost $1,120,179)            1,120,179
                                         -----------

              CLOSED-END FUND - 0.33%
      2,800   CP Holders*                    102,746
                                         -----------

              TOTAL CLOSED-END FUND
              (cost $77,866)                 102,746
                                         -----------

              TOTAL INVESTMENTS - 98.90%
              (cost $36,374,591)          31,119,833
                                         -----------

              Cash and Other Assets,
              less Liabilities - 1.10%       345,327
                                         -----------

              NET ASSETS:
              Portfolio Shares  (unlimited
              authorization -- no par
              value) based on 3,673,753
              outstanding shares of
              beneficial interest         36,932,097
              Undistributed net
              investment income              150,820
              Accumulated  net  realized
              loss  on  investments         (363,285)
              Net unrealized  depreciation
              on investments              (5,254,758)
              Net unrealized appreciation
              on translation of assets and
              liabilities in foreign
              currencies                         286
                                         -----------

              NET ASSETS - 100.00%       $31,465,160
                                         ===========
              NET ASSET VALUE, OFFERING
              AND REDEMPTION PRICE
              PER SHARE                        $8.56
                                         ===========
              * NON-INCOME PRODUCING SECURITY.
              PLC -- PUBLIC LIMITED COMPANY
              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 19

STATEMENT OF NET ASSETS OCTOBER 31, 2001
INTERNATIONAL VALUE FUND (CONCLUDED)


-------------------------------------------------------------------
As of October 31, 2001, the International Value Fund's sector diversification of the Portfolio was as follows (Unaudited):

INDUSTRY SECTOR
Banks                           $4,567,978    14.51%
Telephones & Telecommunications  3,396,198    10.78%
Petroleum Refining               3,013,831     9.58%
Healthcare                       2,640,466     8.39%
Consumer Staples                 2,026,730     6.44%
Consumer Durables                1,521,505     4.84%
Automotive                       1,342,436     4.27%
Energy                           1,337,457     4.25%
Insurance                        1,055,775     3.36%
Financial                          989,607     3.15%
Transportation                     871,583     2.77%
Retail                             853,122     2.71%
Electronic Components              823,868     2.62%
Diversified Operations             762,260     2.42%
Building                           732,373     2.33%
Basic-Chemicals                    468,934     1.49%
Basic-Metals                       436,207     1.39%
Basic-Paper                        427,851     1.36%
Industrial                         426,863     1.36%
Airports                           277,562     0.88%
Utilities                          240,727     0.77%
Services                           216,448     0.69%
Leisure & Recreational Products    198,521     0.63%
Photo Equipment & Supplies         170,459     0.54%
Technology                         139,549     0.44%
Broadcasting, Newspapers
   & Advertising                   133,981     0.43%
Gas/Natural Gas                    127,404     0.40%
Wholesale                          114,569     0.36%
Real Estate                        104,968     0.33%
Beauty Products                    104,265     0.33%
Diversified Manufacturing           71,652     0.23%
Printing & Publishing               52,416     0.17%
                               -----------   -------
Total Foreign Common Stock      29,647,565    94.22%
Foreign Preferred Stock            249,343     0.79%
Short-Term Investments           1,120,179     3.56%
Closed-End Fund                    102,746     0.33%
                               -----------   -------
Total Investments               31,119,833    98.90%
Other Assets & Liabilities         345,327     1.10%
                               -----------   -------
TOTAL NET ASSETS               $31,465,160   100.00%
                               ===========   =======


20  JOHNSONFAMILY FUNDS ANNUAL REPORT

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2001


                                                  INTERMEDIATE        LARGE CAP        SMALL CAP       INTERNATIONAL
                                                FIXED INCOME FUND    VALUE FUND       VALUE FUND        VALUE FUND
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of withholding taxes of $0,
$1,503, $0, and $76,855, respectively)             $  122,156       $   942,148       $1,015,535       $   738,675
Interest                                            4,216,625           110,276          106,030            71,160
                                                   ----------       -----------       ----------       -----------
   TOTAL INVESTMENT INCOME                          4,338,781         1,052,424        1,121,565           809,835
                                                   ----------       -----------       ----------       -----------

EXPENSES:
Investment advisory fees                              300,444           356,164          337,963           282,201
Distribution fees                                     166,925           118,637          112,099            78,377
Administration and fund accounting fees                85,885            85,885           85,885            85,885
Federal and state registration fees                    15,696            15,772           14,846            15,652
Transfer agent fees and expenses                       22,832            22,921           22,908            21,692
Directors' fees and expenses                           10,506            10,227           10,088             9,582
Custody fees                                           15,601            12,931           13,553            38,856
Pricing expenses                                        6,700             1,441            1,802             8,350
Audit fees                                              8,645             8,645            8,645            13,639
Legal fees                                              7,103             7,103            6,852            10,117
Printing expenses                                      10,301             8,013            7,531             5,967
Amortization of organizational costs                    5,840             5,840            5,840             5,840
Insurance expenses                                      3,848             3,847            3,846             3,846
Miscellaneous                                           2,830             2,908            1,086             1,784
                                                   ----------       -----------       ----------       -----------
   TOTAL EXPENSES                                     663,156           660,334          632,944           581,788
Less:
Waiver of investment advisory fees                    (95,436)               --               --            (1,461)
                                                   ----------       -----------       ----------       -----------
   TOTAL NET EXPENSES                                 567,720           660,334          632,944           580,327
                                                   ----------       -----------       ----------       -----------

NET INVESTMENT INCOME                               3,771,061           392,090          488,621           229,508
                                                   ----------       -----------       ----------       -----------
REALIZED AND UNREALIZED GAIN (LOSS)
   FROM INVESTMENTS AND FOREIGN CURRENCY
   TRANSACTIONS:
Net realized gain (loss) on investments               822,320           741,709        6,483,388          (363,285)
Net realized loss on foreign currency
   transactions                                            --                --               --           (80,809)
Net change in unrealized appreciation
   (depreciation) on investments                    4,232,757        (2,222,943)       1,861,969        (6,290,728)
Net change in unrealized appreciation on
   translation of assets and liabilities
   in foreign currency                                     --                --               --            36,329
                                                   ----------       -----------       ----------       -----------
Net gain (loss) on investments and foreign
   currency transactions                            5,055,077        (1,481,234)       8,345,357        (6,698,493)
                                                   ----------       -----------       ----------       -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       $8,826,138       $(1,089,144)      $8,833,978       $(6,468,985)
                                                   ==========       ===========       ==========       ===========

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0. THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 21

STATEMENTS OF CHANGES IN NET ASSETS


                                                           INTERMEDIATE                        LARGE CAP
                                                         FIXED INCOME FUND                    VALUE FUND
                                                --------------------------------- ---------------------------------
                                                   FISCAL YEAR      FISCAL YEAR      FISCAL YEAR     FISCAL YEAR
                                                      ENDED            ENDED            ENDED            ENDED
                                                OCTOBER 31, 2001 OCTOBER 31, 2000 OCTOBER 31, 2001 OCTOBER 31, 2000
-------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                            $ 3,771,061      $  3,596,258    $     392,090     $    355,341
Net realized gain (loss) on investments              822,320        (1,530,968)         741,709        3,080,958
Net realized loss on foreign
   currency transactions                                  --                --               --               --
Net change in unrealized appreciation
   (depreciation) on investments                   4,232,757         1,128,647       (2,222,943)      (2,653,456)
Net change in unrealized appreciation
   (depreciation) on translation of assets and
   liabilities in foreign currency                        --                --               --               --
                                                 -----------       -----------      -----------      -----------
     NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                     8,826,138         3,193,937       (1,089,144)         782,843
                                                 -----------       -----------      -----------      -----------


DISTRIBUTIONS PAID FROM:
Net investment income                             (3,782,641)       (3,617,548)        (423,847)        (335,148)
Net realized gains                                        --                --       (3,121,045)      (4,425,774)
                                                 -----------       -----------      -----------      -----------
TOTAL DISTRIBUTIONS                               (3,782,641)       (3,617,548)      (3,544,892)      (4,760,922)
                                                 -----------       -----------      -----------      -----------

CAPITAL STOCK TRANSACTIONS1:
Shares sold                                       19,917,961        12,260,063       16,171,794       14,473,384
Proceeds from reinvestment of dividends            1,905,901         1,806,860        2,009,391        2,538,232
Shares redeemed                                   (9,527,742)      (16,922,234)      (6,897,621)     (17,876,269)
                                                 -----------       -----------      -----------      -----------

   NET INCREASE (DECREASE) FROM SHARE
   TRANSACTIONS                                   12,296,120        (2,855,311)      11,283,564         (864,653)
                                                 -----------       -----------      -----------      -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS           17,339,617        (3,278,922)       6,649,528       (4,842,732)
                                                 -----------       -----------      -----------      -----------

NET ASSETS:
Beginning of period                               58,344,751        61,623,673       41,579,673       46,422,405
                                                 -----------       -----------      -----------      -----------
End of period                                    $75,684,368       $58,344,751      $48,229,201      $41,579,673
                                                 ===========       ===========      ===========      ===========

UNDISTRIBUTED NET INVESTMENT INCOME,
   END OF PERIOD                                 $     2,175       $    11,232      $    18,257      $    47,491
                                                 ===========       ===========      ===========      ===========


                                                              SMALL CAP                               INTERNATIONAL
                                                             VALUE FUND                                VALUE FUND
                                               ----------------------------------------  -------------------------------------
                                                  FISCAL YEAR            FISCAL YEAR         FISCAL YEAR        FISCAL YEAR
                                                     ENDED                   ENDED              ENDED               ENDED
                                               OCTOBER 31, 2001        OCTOBER 31, 2000   OCTOBER 31, 2001    OCTOBER 31, 2000
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                          $   488,621            $   165,232           $   229,508        $   210,348
Net realized gain (loss) on investments          6,483,388              1,417,363              (363,285)         2,138,269
Net realized loss on foreign
   currency transactions                                --                (80,809)             (728,574)
Net change in unrealized appreciation
   (depreciation) on investments                 1,861,969              1,870,510            (6,290,728)         2,644,022
Net change in unrealized appreciation
   (depreciation) on translation of assets and
   liabilities in foreign currency                      --                     --                36,329         (2,465,796)
                                               -----------            -----------           -----------        -----------
     NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                   8,833,978              3,453,105            (6,468,985)         1,798,269
                                               -----------            -----------           -----------        -----------


DISTRIBUTIONS PAID FROM:
Net investment income                             (223,230)               (94,724)             (206,843)          (220,851)
Net realized gains                                (281,344)                    --            (1,416,137)           (78,415)
                                               -----------            -----------           -----------        -----------
TOTAL DISTRIBUTIONS                               (504,574)               (94,724)           (1,622,980)          (299,266)
                                               -----------            -----------           -----------        -----------

CAPITAL STOCK TRANSACTIONS1:
Shares sold                                     27,636,272             11,903,897            19,477,909          9,205,934
Proceeds from reinvestment of dividends            276,813                 61,492               810,833            163,875
Shares redeemed                                (16,680,648)           (11,071,360)           (9,478,144)        (8,040,293)
                                               -----------            -----------           -----------        -----------

   NET INCREASE (DECREASE) FROM SHARE
   TRANSACTIONS                                 11,232,437                894,029            10,810,598          1,329,516
                                               -----------            -----------           -----------        -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS         19,561,841              4,252,410             2,718,633          2,828,519
                                               -----------            -----------           -----------        -----------

NET ASSETS:
Beginning of period                             34,314,813             30,062,403            28,746,527         25,918,008
                                               -----------            -----------           -----------        -----------
End of period                                  $53,876,654            $34,314,813           $31,465,160        $28,746,527
                                               ===========            ===========           ===========        ===========

UNDISTRIBUTED NET INVESTMENT INCOME,
   END OF PERIOD                               $   407,965            $   140,051           $   150,820        $   206,703
                                               ===========            ===========           ===========        ===========


Amounts  designated as "--" are either $0 or have been rounded to $0.
See Note 3 of Notes to the Financial  Statements.
The  accompanying  notes are an integral part of the financial statements.


22  & 23 JohnsonFamily Funds Annual Report

FINANCIAL HIGHLIGHTS


                                                                         INTERMEDIATE
                                                                       FIXED INCOME FUND
                                                     ----------------------------------------------------------
                                                       FISCAL YEAR    FISCAL YEAR  FISCAL YEAR  PERIOD ENDED
                                                          ENDED         ENDED         ENDED        ENDED
                                                      OCT. 31, 2001 OCT. 31, 2000 OCT. 31, 1999 OCT. 31, 19981
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  9.44       $  9.50       $ 10.27       $ 10.00
                                                         -------       -------       -------       -------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income                                       0.55          0.56          0.54          0.31
Net realized and unrealized gain (loss)
   on investments                                           0.74         (0.06)        (0.77)         0.27
                                                         -------       -------       -------       -------
     TOTAL FROM INVESTMENT OPERATIONS                       1.29          0.50         (0.23)         0.58
                                                         -------       -------       -------       -------

LESS DISTRIBUTIONS PAID:
From net investment income                                 (0.55)        (0.56)        (0.53)        (0.31)
From capital gains                                            --            --         (0.01)           --
                                                         -------       -------       -------       -------
     TOTAL DISTRIBUTIONS                                   (0.55)        (0.56)        (0.54)        (0.31)
                                                         -------       -------       -------       -------

NET ASSET VALUE, END OF PERIOD                           $ 10.18       $  9.44       $  9.50       $ 10.27
                                                         -------       -------       -------       -------

TOTAL RETURN2                                              14.08%         5.60%        (2.26)%        5.89%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)                         $75,684       $58,345       $61,624       $68,050
Ratio of expenses to average net assets,
   net of waivers                                           0.85%         0.85%         0.85%         0.85%
Ratio of net investment income to
   average net assets, net of waivers                       5.64%         6.01%         5.44%         5.32%
Ratio of expenses to average net assets,
   before waivers                                           0.99%         1.08%         1.07%         1.11%
Ratio of net investment income to
   average net assets, before waivers                       5.50%         5.78%         5.22%         5.06%
Portfolio turnover rate                                      140%           65%           91%           47%


                                                                            LARGE CAP
                                                                            VALUE FUND
                                                      ----------------------------------------------------------
                                                         FISCAL YEAR   FISCAL YEAR   FISCAL YEAR  PERIOD ENDED
                                                           ENDED         ENDED         ENDED          ENDED
                                                       OCT. 31, 2001 OCT. 31, 2000 OCT. 31, 1999 OCT. 31, 19981
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  9.23       $ 10.06       $  9.59       $ 10.00
                                                         -------       -------       -------       -------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                       0.07          0.08          0.07          0.03
Net realized and unrealized gain (loss)
   on investments                                          (0.19)         0.12          0.54         (0.42)
                                                         -------       -------       -------       -------
     TOTAL FROM INVESTMENT OPERATIONS                      (0.12)         0.20          0.61         (0.39)
                                                         -------       -------       -------       -------

LESS DISTRIBUTIONS PAID:
From net investment income                                 (0.08)        (0.08)        (0.07)        (0.02)
From capital gains                                         (0.69)        (0.95)        (0.07)           --
                                                         -------       -------       -------       -------
     TOTAL DISTRIBUTIONS                                   (0.77)        (1.03)        (0.14)        (0.02)
                                                         -------       -------       -------       -------

NET ASSET VALUE, END OF PERIOD                           $  8.34       $  9.23       $ 10.06       $  9.59
                                                         =======       =======       =======       =======

TOTAL RETURN2                                              (1.58)%        2.34%         6.33%        (3.87)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)                         $48,229       $41,580       $46,422       $40,933
Ratio of expenses to average net assets,
   net of waivers                                           1.39%         1.41%         1.39%         1.45%
Ratio of net investment income to
   average net assets, net of waivers                       0.83%         0.85%         0.66%         0.55%
Ratio of expenses to average net assets,
   before waivers                                           1.39%         1.41%         1.39%         1.45%
Ratio of net investment income to
   average net assets, before waivers                       0.83%         0.85%         0.66%         0.55%
Portfolio turnover rate                                       76%           60%           76%           27%


                                                                             Small Cap
                                                                             Value Fund
                                                       ----------------------------------------------------------
                                                         Fiscal Year   Fiscal Year  Fiscal Year  Period Ended
                                                            Ended         Ended        Ended         Ended
                                                       Oct. 31, 2001 Oct. 31, 2000 Oct. 31, 1999 Oct. 31, 19981
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $  9.26       $  8.35       $  8.22       $ 10.00
                                                          -------       -------       -------       -------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                        0.11          0.05          0.03            --
Net realized and unrealized gain (loss)
   on investments                                            2.22          0.89          0.11         (1.78)
                                                          -------       -------       -------       -------
     TOTAL FROM INVESTMENT OPERATIONS                        2.33          0.94          0.14         (1.78)
                                                          -------       -------       -------       -------

LESS DISTRIBUTIONS PAID:
From net investment income                                  (0.06)        (0.03)        (0.01)           --
From capital gains                                          (0.08)           --            --            --
                                                          -------       -------       -------       -------
     TOTAL DISTRIBUTIONS                                    (0.14)        (0.03)        (0.01)           --
                                                          -------       -------       -------       -------

NET ASSET VALUE, END OF PERIOD                            $ 11.45       $  9.26       $  8.35       $  8.22
                                                          =======       =======       =======       =======

TOTAL RETURN2                                               25.35%        11.24%         1.67%       (17.80)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)                          $53,877       $34,315       $30,062       $22,831
Ratio of expenses to average net assets,
   net of waivers                                            1.41%         1.45%         1.47%         1.50%
Ratio of net investment income to
   average net assets, net of waivers                        1.09%         0.50%         0.30%         0.03%
Ratio of expenses to average net assets,
   before waivers                                            1.41%         1.45%         1.47%         1.57%
Ratio of net investment income to
   average net assets, before waivers                        1.09%         0.50%         0.30%        (0.04)%
Portfolio turnover rate                                       107%           75%           83%            3%


1 Commenced operations on March 31, 1998. All ratios for the period have been annualized.
2 Total return is for the period indicated and has not been annualized.
  Amounts designated as "-" are either $0 or have been rounded to $0. The accompanying notes are an integral part of the financial statements.

24 & 25 JOHNSON FAMILY FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

                                                                           INTERNATIONAL
                                                                             VALUE FUND
                                                       --------------------------------------------------------
                                                        FISCAL YEAR   FISCAL YEAR  FISCAL YEAR      PERIOD
                                                           ENDED         ENDED        ENDED         ENDED
                                                       OCT. 31, 2001 OCT. 31, 2000 OCT. 31, 1999 OCT. 31, 19981
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $ 11.10       $ 10.47       $  8.97       $ 10.00
                                                          -------       -------       -------       -------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                        0.14          0.08          0.09          0.09
Net realized and unrealized gain (loss)
   on investments and foreign
   currency transactions                                    (2.06)         0.67          1.50         (1.12)
                                                          -------       -------       -------       -------
     TOTAL FROM INVESTMENT OPERATIONS                       (1.92)         0.75          1.59         (1.03)
                                                          -------       -------       -------       -------

LESS DISTRIBUTIONS PAID:
From net investment income                                  (0.07)        (0.09)        (0.09)           --
From capital gains                                          (0.55)        (0.03)           --            --
                                                          -------       -------       -------       -------
     TOTAL DISTRIBUTIONS                                    (0.62)        (0.12)        (0.09)           --
                                                          -------       -------       -------       -------

NET ASSET VALUE, END OF PERIOD                            $  8.56       $ 11.10       $ 10.47       $  8.97
                                                          =======       =======       =======       =======

TOTAL RETURN2                                             ((18.33)%        7.15%        17.85%       (10.30)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)                          $31,465       $28,747       $25,918       $19,858
Ratio of expenses to average net assets,
   net of waivers                                            1.85%         1.85%         1.85%         1.85%
Ratio of net investment income to
   average net assets, net of waivers                        0.73%         0.71%         1.08%         1.85%
Ratio of expenses to average net assets,
   before waivers                                            1.85%         1.85%         1.86%         1.96%
Ratio of net investment income to
   average net assets, before waivers                        0.73%         0.71%         1.07%         1.74%
Portfolio turnover rate                                        29%           40%           13%            6%


1 COMMENCED OPERATIONS ON MARCH 31, 1998. ALL RATIOS FOR THE PERIOD HAVE
  BEEN ANNUALIZED.
2 TOTAL RETURN IS FOR THE PERIOD  INDICATED  AND  HAS  NOT  BEEN ANNUALIZED.
  AMOUNTS DESIGNATED AS "-" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

26   JOHNSONFAMILY FUNDS ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS OCTOBER 31, 2001


1. ORGANIZATION

JohnsonFamily Funds, Inc. (the "Company") was organized on January 27, 1998 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At October 31, 2001, the only series presently authorized are the JohnsonFamily Intermediate Fixed Income Fund, the JohnsonFamily Large Cap Value Fund (formerly the JohnsonFamily Large Cap Equity
Fund), the JohnsonFamily Small Cap Value Fund (formerly the JohnsonFamily Small Cap Equity Fund) and the JohnsonFamily International Value Fund (formerly the JohnsonFamily International Equity Fund) individually referred to as a "Fund" and collectively as the "Funds".


2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States.

A. INVESTMENT VALUATION
Equity securities listed on a recognized U.S. or foreign securities exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Unlisted equity securities for which market quotations are readily available will be valued at the most recent bid price. If events occur after the close of the securities exchange in which foreign securities are traded, and before the close of business of the International Value Fund, that are expected to materially effect the value of those securities, then they are valued at their fair market value taking these events into account. Equity securities listed on a recognized U.S. or foreign securities exchange for which there were no transactions are valued at the closing bid prices. Debt securities (other than short-term instruments) are valued at bid prices furnished by a pricing service. Debt instruments maturing within 60 days may be valued at amortized cost which approximates fair value. Securities for which market quotations are not readily available (of which there were none as of October 31, 2001) are valued at their fair value as determined in good faith by JohnsonFamily Funds Fair Value Committee pursuant to guidelines established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATIONS
Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The Funds previously reported results of operations from changes in foreign exchange rates on investments from the fluctuation arising from changes in the market prices of securities held. Effective with these financial statements, the Funds have elected to disclose the results of operations due to the changes in currency rates in combination with those due to market fluctuations and will no longer isolate these amounts. Accordingly, the International Value Fund reclassified ($2,596,791) to net unrealized depreciation on investments from net unrealized depreciation on translation of assets and liabilities in foreign currencies.

C. FOREIGN CURRENCY EXCHANGE CONTRACTS
The International Value Fund is authorized to enter into foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. At October 31, 2001, the International Value Fund has no such contracts outstanding.


                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 27

NOTES TO THE FINANCIAL STATEMENTS OCTOBER 31, 2001


D. ORGANIZATIONAL COSTS
Costs incurred by the Funds in connection with their organization, registration and the initial public offering of shares have been deferred and will be amortized over the period of benefit, but not to exceed five years from the date upon which the Funds commenced their investment activities. If any of the original shares of the Funds, purchased by the initial shareholder are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized costs as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares of the Funds being redeemed by the total number of original shares outstanding at the time of redemption.

E. FEDERAL INCOME AND EXCISE TAXES
Each Fund intends to continue to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of taxable income to its shareholders. As of October 31, 2001, the Intermediate Fixed Income Fund and the International Value Fund have capital loss carryforwards of $1,190,118 and $363,285, respectively, expiring in 2008.

F. DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income, if any, will be declared and paid monthly for the Intermediate Fixed Income Fund, quarterly for the Large Cap Value Fund and annually for both the Small Cap Value and International Value Funds. Distributions of net realized gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Funds may periodically make reclassifications among certain of their capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States.

Accordingly, at October 31, 2001, the following reclassifications were made to the Funds:

                                                   UNDISTRIBUTED    ACCUMULATED
                                                  NET INVESTMENT   NET REALIZED
                                 PAID-IN-CAPITAL          INCOME           GAIN
--------------------------------------------------------------------------------
Intermediate Fixed Income Fund           $(2,523)         $2,523            $--
Large Cap Value Fund                      (2,523)          2,523             --
Small Cap Value Fund                      (2,523)          2,523             --
International Value Fund                  (2,531)          2,261            270

G. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
For financial reporting purposes, investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Corporate actions for foreign securities are recorded as soon as the information is available to the Funds.

H. EXPENSES
The Funds are charged for those expenses that are directly attributable to each portfolio, such as advisory, distribution, and custodian fees. In fiscal 2001, the Funds began allocating administration fees equally among the portfolios. Other expenses that are not directly attributable to a portfolio are typically allocated among the portfolios in proportion to their respective average daily net assets.

28  JOHNSONFAMILY FUNDS ANNUAL REPORT

I. USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

J. ACCOUNTING STANDARDS ISSUED BUT NOT YET ADOPTED
On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA") issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Management of the Funds does not expect any material impact on results of operations or financial condition of the Funds upon adoption of the provisions of the Guide.


3. CAPITAL STOCK

Transactions in shares of capital stock were as follows:
                                                             FOR THE FISCAL YEAR ENDED OCTOBER 31, 2001
                                                INTERMEDIATE          LARGE CAP        SMALL CAP     INTERNATIONAL
                                            FIXED INCOME FUND        VALUE FUND       VALUE FUND        VALUE FUND
------------------------------------------------------------------------------------------------------------------
Shares sold                                         2,030,126         1,818,826        2,533,485         1,980,796
Shares issued to holders in reinvestment
     of dividends                                     194,047           232,554           28,262            76,350
Shares redeemed                                      (971,468)         (772,615)      (1,561,063)         (974,215)
                                                 ------------      ------------     ------------      ------------
NET INCREASE                                        1,252,705         1,278,765        1,000,684         1,082,931
                                                 ============      ============     ============      ============

                                                             FOR THE FISCAL YEAR ENDED OCTOBER 31, 2000
                                                INTERMEDIATE          LARGE CAP        SMALL CAP     INTERNATIONAL
                                            FIXED INCOME FUND        VALUE FUND       VALUE FUND        VALUE FUND
------------------------------------------------------------------------------------------------------------------
Shares sold                                         1,307,665         1,632,309        1,369,525           813,375
Shares issued to holders in reinvestment
     of dividends                                     193,460           284,198            7,101            14,287
Shares redeemed                                    (1,805,880)       (2,023,877)      (1,270,120)         (712,781)
                                                 ------------      ------------     ------------      ------------
NET INCREASE (DECREASE)                              (304,755)         (107,370)         106,506           114,881
                                                 ============      ============     ============      ============


4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of investment securities, excluding U.S. government and short-term securities, for the fiscal year ended October 31, 2001 are as follows:

                                                INTERMEDIATE          LARGE CAP        SMALL CAP     INTERNATIONAL
                                            FIXED INCOME FUND        VALUE FUND       VALUE FUND        VALUE FUND
------------------------------------------------------------------------------------------------------------------
Purchases                                         $67,520,868       $43,882,118      $57,472,366       $18,327,588
Sales                                              44,388,751        34,620,833       45,986,394         8,668,322


Purchases and sales of U.S. government securities for the Intermediate Fixed Income Fund for the fiscal year ended October 31, 2001, were $25,027,564 and $31,829,076, respectively.


                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 29

NOTES TO THE FINANCIAL STATEMENTS OCTOBER 31, 2001


At October 31, 2001, gross unrealized appreciation and depreciation of securities, based on the cost of investments for financial reporting and federal income tax purposes of $71,944,569, $51,327,052, $52,672,782 and $36,374,591 for
the Intermediate Fixed Income, Large Cap Value, Small Cap Value, and International Value Funds, respectively, were as follows:

                                                INTERMEDIATE          LARGE CAP        SMALL CAP     INTERNATIONAL
                                            FIXED INCOME FUND        VALUE FUND       VALUE FUND        VALUE FUND
------------------------------------------------------------------------------------------------------------------
Unrealized appreciation                           $ 2,868,151       $ 2,096,627      $ 4,926,573       $ 1,329,461
Unrealized depreciation                               (67,661)       (5,248,961)      (3,787,501)       (6,584,219)
                                                  -----------       -----------      -----------       -----------
Net unrealized appreciation (depreciation)        $ 2,800,490       $(3,152,334)     $ 1,139,072       $(5,254,758)
                                                  ===========       ===========      ===========       ===========

Cumulative wash sales for the fiscal year ended October 31, 2001 were $97,647 for the Large Cap Value Fund and $228,588 for the Small Cap Value Fund.


5. OTHER

On July 26, 2001, the JohnsonFamily Funds Board of Directors approved the imposition of a 2.00% redemption fee applicable to all shares purchased after September 17, 2001 for the International Value Fund and October 10, 2001 for the Intermediate Fixed Income, Large Cap Value and Small Cap Value Funds, and redeemed by shareholders within 30 days of their purchase date. The redemption fee is intended to limit short-term trading in the Funds. Any proceeds of the fee will be credited to the assets of the Fund in which the shares were redeemed. As of October 31, 2001, the JohnsonFamily Funds incurred no such fees.


6. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS

Johnson Asset Management, Inc. ("JAM") is the investment adviser for the Funds. JAMmanages the Funds' investments and its business operations under the overall supervision of the Funds' Board of Directors. As compensation for JAM's services, the Funds will pay the Adviser a monthly fee based on the Fund's average daily net assets at the annual rate of 0.45% for the Intermediate Fixed Income Fund, 0.75% for the Large Cap Value Fund and the Small Cap Value Fund and 0.90% for the International Value Fund.

Under the investment advisory agreements, if the aggregate annual operating expenses (including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 1.50% of the average daily net assets of the Intermediate Fixed Income Fund, or 2.50% of each of the Large Cap Value Fund, Small Cap Value Fund and International Value Fund, the Adviser will reimburse the Funds for the amount of such excess. Additionally, for the fiscal year ended through October 31, 2001, the Adviser has voluntarily agreed to reimburse the Funds to the extent aggregate annual operating expenses exceed 0.85%, 1.45%, 1.50%, and 1.85% of the average daily net assets of the Intermediate Fixed Income Fund, Large Cap Value Fund, Small Cap Value Fund, and International Value Fund, respectively. For the year ended October 31, 2001, the Adviser reimbursed the Intermediate Fixed Income Fund and the International Value Fund $95,436 and $1,461, respectively.

State Street Bank and Trust acts as custodian (the "custodian") for the Funds. Fees of the custodian are being paid on the basis of the net assets of the Funds. The custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

30  JOHNSON FAMILY FUNDS ANNUAL REPORT

7. ADMINISTRATION, SERVICE AND DISTRIBUTION PLAN

Pursuant to Rule 12b-1 under the 1940 Act, the Company has adopted a Service and Distribution Plan (the "Plan"). Under the Plan, each Fund is authorized to pay expenses incurred for the purpose of financing activities, including the employment of other dealers, intended to result in the sale of shares of each Fund at an annual rate of up to 0.25% of the Fund's average daily net assets.

Effective November 1, 2000, the JohnsonFamily Funds Board of Directors approved a change in the Administrator from Sunstone Financial Group, Inc. to SEI Investments Mutual Funds Services, a change in the Distributor from Sunstone Distribution Services, LLC to SEI Investments Distribution Co. and a change in the transfer agent from Sunstone Financial Group, Inc. to Forum Shareholder Services, LLC. The Funds and The Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $300,000 or 0.18% of the first $250 million at the Fund's aggregate net assets; 0.12% of the next $250 million of the Fund's aggregate net assets; 0.10% of the Fund's aggregate net assets over $500 million.

                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 31

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF JOHNSONFAMILY FUNDS, INC.

We have audited the accompanying statement of net assets of JohnsonFamily Funds, Inc. (the "Funds" or the "Company", a Maryland corporation, which includes the JohnsonFamily Intermediate Fixed Fund, JohnsonFamily Large Cap Value Fund, JohnsonFamily Small Cap Value Fund and JohnsonFamily International Value Fund) as of October 31, 2001, and the related statements of operations, changes in net assets, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of JohnsonFamily Funds, Inc. as of October 31, 2001, the results of its operations, changes in its net assets, and financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania
December 12, 2001



32  JOHNSON FAMILY FUNDS ANNUAL REPORT

NOTICE TO SHAREHOLDERS (UNAUDITED)


For shareholders that do not have an October 31, 2001 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2001 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2001, each Fund is designating the following items with regard to distributions paid during the year.

                                  LONG TERM
                                 (20% RATE)
                                    CAPITAL          ORDINARY
                                      GAINS            INCOME             TOTAL       QUALIFYING          FOREIGN
FUND                          DISTRIBUTIONS     DISTRIBUTIONS     DISTRIBUTIONS    DIVIDENDS (1)       TAX CREDIT
---------------------------------------------------------------------------------------------------------------------------
Intermediate Fixed Income Fund           0%              100%              100%               0%               0%
Large Cap Value Fund                    77%               23%              100%             100%               0%
Small Cap Value Fund                     0%              100%              100%              86%               0%
International Value Fund                72%               28%              100%               0%             4.5%

(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS, WHICH QUALIFY FOR THE CORPORATE DIVIDEND RECEIVED DEDUCTION.

As of October 31, 2001, the Funds have designated approximately $2,742,540 and $1,219,730 for the Large Cap Value Fund and the International Value Fund, respectively, as long-term capital gains for purposes of the dividends paid deduction. The International Value Fund intends to pass through foreign tax credit in the amount of $76,855 to shareholders as of October 31, 2001.



                                            JOHNSONFAMILY FUNDS ANNUAL REPORT 33

This report has been prepared for the general information of JohnsonFamily Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current JohnsonFamily Funds prospectus, which contains more complete information about JohnsonFamily Funds investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

                             [Johnson Logo Omitted]

                               JohnsonFamily Funds
                                  P.O. Box 515
                              Racine, WI 53401-0515

JFF-AR-001-0100